Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2023 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, October 30, 2023 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended September 30, 2023.

Highlights of 2023's Third Quarter

•
Continued weak natural gas prices weighed heavily on the third quarter results.
•
Natural gas and oil sales, including realized hedging gains, were $316 million.
•
Operating cash flow was $167 million or $0.60 per diluted share.
•
Adjusted EBITDAX for the quarter was $209 million.
•
Adjusted net income was $11.7 million for the quarter.
•
Solid results from the Haynesville shale drilling program with 21 (18.1 net) operated wells turned to sales since the Company's last update with an average initial production of 29 MMcf per day.
•
Latest two Western Haynesville wells were successful with average initial production rates of 34 and 35 Mmcf per day.
•
Entering into new venture to fund the midstream build-out to support Western Haynesville development.

Financial Results for the Three Months Ended September 30, 2023

Comstock's natural gas and oil sales in the third quarter of 2023 totaled $315.8 million (including realized hedging gains of $10.3 million). Operating cash flow (excluding changes in working capital) generated in the third quarter of 2023 was $167.2 million, and net income available to common stockholders for the third quarter was $14.7 million or $0.05 per share. Net income in the quarter included a pre-tax $3.9 million unrealized gain on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the third quarter of 2023 was $11.7 million, or $0.04 per diluted share.

Comstock's production cost per Mcfe in the third quarter averaged $0.85 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.24 for lease operating costs, $0.20 for production and other taxes and $0.05 for cash general and administrative expenses. Comstock's unhedged operating margin was 64% in the third quarter of 2023 and 65% after hedging.

Financial Results for the Nine Months Ended September 30, 2023

Natural gas and oil sales for the nine months ended September 30, 2023 totaled $991.4 million (including realized hedging gains of $76.2 million). Operating cash flow (excluding changes in working capital) generated during the first nine months of 2023 was $567.6 million, and net income available to common stockholders was $103.5 million or $0.37 per share. Adjusted net income available to common stockholders for the nine months ended September 30, 2023 was $104.8 million or $0.38 per diluted share.

Comstock's production cost per Mcfe during the nine months ended September 30, 2023 averaged $0.85 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.26 for lease operating costs, $0.16 for production and other taxes and $0.07 for cash general and administrative expenses. Comstock's unhedged operating margin was 65% during the first nine months of 2023 and 67% after hedging.

Drilling Results

Comstock drilled thirteen (10.2 net) operated horizontal Haynesville/Bossier shale wells in the third quarter of 2023 which had an average lateral length of 11,644 feet. Comstock turned 21 (18.1 net) operated wells to sales in the third quarter of 2023.

Since its last operational update in August, Comstock has turned 21 (18.1 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 29 MMcf per day. The completed lateral length of these wells averaged 10,460 feet.

Included in the wells turned to sales were the sixth and seventh successful Western Haynesville wells – the Cazey MS #1 and the Lanier CW #1. The Cazey MS #1 well was drilled to a total vertical depth of 15,986 feet and has a 10,028 foot completed lateral. The well's initial production rate was 34 MMcf per day. The Lanier CW #1 well was drilled to a total vertical depth of 17,309 feet and has a 9,577 foot completed lateral. The well's initial production rate was 35 MMcf per day.

Declaration of Quarterly Dividend

On October 30, 2023, Comstock's Board of Directors declared a quarterly dividend of $0.125 per common share. The dividend will be payable on December 15, 2023 to stockholders of record at the close of business on December 1, 2023.

Midstream Partnership

Comstock is forming a midstream partnership for its Western Haynesville acreage with Quantum Capital Solutions ("QCS"), an affiliate of Quantum Capital Group. As part of this transaction, Comstock will contribute its Pinnacle gathering and treating system, which is comprised of 145-mile high pressure pipeline and the Bethel natural gas processing plant to the partnership in exchange for a total capital commitment by QCS of $300 million to fund the future build-out of the Western Haynesville midstream system over the next several years. Comstock will control and operate the midstream system. "The new partnership with QCS is expected to fund the needed expansion for our Western Haynesville midstream development program over the next five years," stated M. Jay Allison, Chief Executive Officer of Comstock.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on October 31, 2023, to discuss the third quarter 2023 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BIfc74a143ead8420db183d8bae 061d4c9. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/5d543ov4.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on October 31, 2023. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/5d543ov4.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Natural gas sales	$304,141	$994,979	$911,065	$2,376,774
Oil sales	1,309	1,936	4,111	6,324
Total natural gas and oil sales	305,450	996,915	915,176	2,383,098
Gas services	71,287	193,090	239,350	322,575
Total revenues	376,737	1,190,005	1,154,526	2,705,673
Operating expenses:
Production and ad valorem taxes	25,386	24,531	59,891	60,080
Gathering and transportation	47,012	44,740	137,981	113,797
Lease operating	31,664	28,608	100,525	79,873
Exploration	—	—	1,775	3,363
Depreciation, depletion and amortization	148,190	129,065	422,350	354,994
Gas services	67,632	181,818	224,317	305,271
General and administrative	9,586	10,165	31,992	27,451
Loss on sale of assets	—	—	(125)	(21)
Total operating expenses	329,470	418,927	978,706	944,808
Operating income	47,267	771,078	175,820	1,760,865
Other income (expenses):
Gain (loss) from derivative financial instruments	14,276	(271,335)	76,190	(781,654)
Other income	409	56	1,467	506
Interest expense	(43,624)	(41,393)	(121,082)	(132,204)
Loss on early retirement of debt	—	—	—	(46,840)
Total other expenses	(28,939)	(312,672)	(43,425)	(960,192)
Income before income taxes	18,328	458,406	132,395	800,673
Provision for income taxes	(3,608)	(102,810)	(28,878)	(179,610)
Net income	14,720	355,596	103,517	621,063
Preferred stock dividends	—	(4,411)	—	(13,089)
Net income available to common stockholders	$14,720	$351,185	$103,517	$607,974

Net income per share:
Basic	$0.05	$1.50	$0.37	$2.61
Diluted	$0.05	$1.28	$0.37	$2.24
Weighted average shares outstanding:
Basic	276,999	232,482	276,741	232,170
Diluted	276,999	277,715	276,741	277,605
Dividends per share	$0.125	$—	$0.375	$—

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Natural gas production (MMcf)	130,528	128,902	383,902	367,758
Oil production (Mbbls)	17	21	57	66
Total production (MMcfe)	130,629	129,025	384,241	368,152

Natural gas sales	$304,141	$994,979	$911,065	$2,376,774
Natural gas hedging settlements (1)	10,344	(304,489)	76,221	(679,038)
Total natural gas including hedging	314,485	690,490	987,286	1,697,736
Oil sales	1,309	1,936	4,111	6,324
Total natural gas and oil sales including hedging	$315,794	$692,426	$991,397	$1,704,060

Average natural gas price (per Mcf)	$2.33	$7.72	$2.37	$6.46
Average natural gas price including hedging (per Mcf)	$2.41	$5.36	$2.57	$4.62
Average oil price (per barrel)	$77.00	$92.19	$72.12	$95.82
Average price (per Mcfe)	$2.34	$7.73	$2.38	$6.47
Average price including hedging (per Mcfe)	$2.42	$5.37	$2.58	$4.63

Production and ad valorem taxes	$25,386	$24,531	$59,891	$60,080
Gathering and transportation	47,012	44,740	137,981	113,797
Lease operating	31,664	28,608	100,525	79,873
Cash general and administrative (2)	6,931	8,323	24,985	22,533
Total production costs	$110,993	$106,202	$323,382	$276,283

Production and ad valorem taxes (per Mcfe)	$0.20	$0.19	$0.16	$0.16
Gathering and transportation (per Mcfe)	0.36	0.35	0.36	0.31
Lease operating (per Mcfe)	0.24	0.22	0.26	0.22
Cash general and administrative (per Mcfe)	0.05	0.06	0.07	0.06
Total production costs (per Mcfe)	$0.85	$0.82	$0.85	$0.75

Unhedged operating margin	64%	89%	65%	88%
Hedged operating margin	65%	85%	67%	84%

Gas services revenue	$71,287	$193,090	$239,350	$322,575
Gas services expenses	67,632	181,818	224,317	305,271
Gas services margin	$3,655	$11,272	$15,033	$17,304

Natural Gas and Oil Capital Expenditures:
Proved property acquisitions	$—	$—	$—	$205
Unproved property acquisitions	19,998	12,214	76,646	37,396
Total natural gas and oil properties acquisitions	$19,998	$12,214	$76,646	$37,601
Exploration and Development:
Development leasehold	$5,369	$3,011	$19,087	$8,298
Exploratory drilling and completion	74,737	18,606	179,049	49,003
Development drilling and completion	229,594	204,954	740,808	619,373
Other development costs	1,418	15,563	18,868	52,500
Total exploration and development capital expenditures	$311,118	$242,134	$957,812	$729,174

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income available to common stockholders	$14,720	$351,185	$103,517	$607,974
Unrealized (gain) loss from derivative financial instruments	(3,932)	(33,154)	31	102,616
Loss on early retirement of debt	—	—	—	46,840
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	—	—	4,174
Exploration expense	—	—	1,775	3,363
Gain on sale of assets	—	—	(125)	(21)
Adjustment to (provision for) benefit from income taxes	946	7,580	(418)	(29,959)
Adjusted net income available to common stockholders (1)	$11,734	$325,611	$104,780	$734,987

Adjusted net income available to common stockholders per share (2)	$0.04	$1.18	$0.38	$2.68
Diluted shares outstanding	276,999	277,715	276,741	277,605

ADJUSTED EBITDAX:
Net income	$14,720	$355,596	$103,517	$621,063
Interest expense	43,624	41,393	121,082	132,204
Income taxes	3,608	102,810	28,878	179,610
Depreciation, depletion, and amortization	148,190	129,065	422,350	354,994
Exploration	—	—	1,775	3,363
Unrealized (gain) loss from derivative financial instruments	(3,932)	(33,154)	31	102,616
Stock-based compensation	2,655	1,842	7,006	4,918
Loss on early extinguishment of debt	—	—	—	46,840
Gain on sale of assets	—	—	(125)	(21)
Total Adjusted EBITDAX (3)	$208,865	$597,552	$684,514	$1,445,587

(1)
Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)
Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
OPERATING CASH FLOW (1):
Net income	$14,720	$355,596	$103,517	$621,063
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(3,932)	(33,154)	31	102,616
Deferred income taxes	3,608	78,060	28,878	148,389
Depreciation, depletion and amortization	148,190	129,065	422,350	354,994
Loss on early retirement of debt	—	—	—	46,840
Amortization of debt discount and issuance costs	1,989	1,444	5,980	8,542
Stock-based compensation	2,655	1,842	7,006	4,918
Gain on sale of assets	—	—	(125)	(21)
Operating cash flow	$167,230	$532,853	$567,637	$1,287,341
(Increase) decrease in accounts receivable	(20,887)	(155,682)	295,323	(359,600)
(Increase) decrease in other current assets	(1,825)	(522)	(624)	359
Increase (decrease) in accounts payable and accrued expenses	(73,753)	156,873	(73,697)	301,956
Net cash provided by operating activities	$70,765	$533,522	$788,639	$1,230,056

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
FREE CASH FLOW (2):
Operating cash flow	$167,230	$532,853	$567,637	$1,287,341
Less:
Exploration and development capital expenditures	(311,118)	(242,134)	(957,812)	(729,174)
Other capital expenditures	(10,563)	(603)	(22,076)	(713)
Preferred stock dividends	—	(4,411)	—	(13,089)
Free cash flow (deficit) from operations	$(154,451)	$285,705	$(412,251)	$544,365
Acquisitions of natural gas and oil properties	(19,998)	(12,347)	(76,646)	(54,492)
Proceeds from divestitures	—	—	41,295	93
Free cash flow (deficit) after acquisition and divestiture activity	$(174,449)	$273,358	$(447,602)	$489,966

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestiture of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$19,835	$54,652
Accounts receivable	214,804	510,127
Derivative financial instruments	23,973	23,884
Other current assets	68,572	56,324
Total current assets	327,184	644,987
Property and equipment, net	5,219,961	4,622,655
Goodwill	335,897	335,897
Operating lease right-of-use assets	148,066	90,716
	$6,031,108	$5,694,255

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$503,564	$530,195
Accrued costs	103,666	183,111
Operating leases	52,731	38,411
Derivative financial instruments	—	4,420
Total current liabilities	659,961	756,137
Long-term debt	2,503,407	2,152,571
Deferred income taxes	454,612	425,734
Derivative financial instruments	4,540	—
Long-term operating leases	95,397	52,385
Asset retirement obligation	30,434	29,114
Total liabilities	3,748,351	3,415,941
Stockholders' Equity:
Common stock	139,214	138,759
Additional paid-in capital	1,258,069	1,253,417
Accumulated earnings	885,474	886,138
Total stockholders' equity	2,282,757	2,278,314
	$6,031,108	$5,694,255